Inventories	12 Months Ended
Dec. 31, 2022
Inventories [Abstract]
Inventories	Inventories

(CAD$ in millions)	December 31, 2022	December 31, 2021
Supplies	$1,045	$797
Raw materials	278	250
Work in process	857	741
Finished products	718	728
	2,898	2,516
Less non-current portion (Note 14)	(213)	(126)
	$2,685	$2,390

Cost of sales of $8.7 billion (2021 – $7.6 billion) includes $7.7 billion (2021 – $6.7 billion) of production costs that were recognized as part of inventories and subsequently expensed when sold during the year.

Total inventories held at net realizable value amounted to $40 million at December 31, 2022 (2021 – $45 million). Total inventory write-downs in 2022 were $50 million (2021 – $nil) and were included as part of cost of sales.

Non-current inventories consist of ore stockpiles and other in-process materials that are not expected to be sold within one year.